UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 14, 2014

DOMAIN EXTREMES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53749	98-0632051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Nan Fung Tower, 173 Des Voeux Road Central, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	+(852) 2868 0668

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Change in Registrant’s Certifying Accountant.

On November 30, 2013 Dominic K. F. Chan and Co. (DKFC), resigned as the Company’s independent registered public accounting firm.

The reports of DKFC regarding the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the Company is in the development stage and has minimal operations and its ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, develop websites, generate advertising income, and ultimately, achieve profitable operations. DKFC pointed out that these conditions raise substantial doubt about the Company’s ability to continue as a going concern and the 2011 and 2012 financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the years ended December 31, 2012 and 2011, and during the period from December 31, 2012 through November 30, 2013, the date of resignation, there were no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DKFC would have caused DKFC to make reference to such disagreement in DKFC’s reports.

The Company provided DKFC with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that DKFC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether DKFC agrees with above statements and, if DKFC does not agree, the respects in which DKFC does not agree. A copy of the letter from DKFC is filed as an exhibit to this report.

On April 14, 2014 the Company, through and with the approval of its board of directors, engaged Albert Wong and Co., (“AWC”) as its independent registered public accounting firm.

Prior to engaging AWC, the Company did not consult with AWC regarding the application for accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by AWC on the Company’s financial statements, and AWC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01     Financial Statements and Exhibits.

Exhibit 16     Letter regarding change in certifying accountant (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMAIN EXTREMES INC.

Date: April 14, 2014	By:	/s/ Francis Bok
Francis Bok

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